                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 19, 1997


                         The Williams Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                 1-4174                      73-0569878
---------------           ------------              -------------------
(State or other           (Commission               (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)



 One Williams Center, Tulsa, OK                               74172
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (zip code)



Registrant's telephone number, including area code:     918/588-2000



 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5. Other Events

         The Company has tendered and accepted for purchase debt securities of nine series issued by the Company and certain of its subsidiaries totaling approximately $924.8 million in principal amount in response to the offers to purchase any and all outstanding securities of such series, which the Company announced on September 8, 1997.

         As of September 8, 1997, the total outstanding principal amount of the securities was approximately $1.2 billion. The amount tendered and accepted for purchase represents an average success rate of approximately 75 percent, which is at the upper end of the range the Company had anticipated.

         The description, CUSIP number, outstanding principal amount prior to the offers to purchase, and the amount tendered and accepted for purchase for each series of securities involved are:

Description of Series                 Outstanding Principal       Amount Tendered and
and CUSIP Number                      Amount Prior to Offers     Accepted for Purchase
---------------------                 ----------------------     ---------------------
The Williams Companies, Inc.               $150,000,000              $112,978,000
8 7/8% Debentures
Due 9/15/2012
969457 AM 2

The Williams Companies, Inc.               $143,650,000              $118,775,000
10 1/4% Debentures
Due 7/15/2020
969457 AH 3

The Williams Companies, Inc.               $ 86,000,000              $ 39,856,000
9 3/8% Debentures
Due 11/15/2021
969457 AK 6

Transco Energy Company                     $200,000,000              $162,220,000
9 1/8% Notes
Due 5/1/1998
893532 AD 3

Transco Energy Company                     $125,000,000              $107,767,000
9 5/8% Notes
Due 6/15/2000
893532 AA 9

Transco Energy Company                     $150,000,000              $102,074,000
9 3/8% Notes
Due 8/15/2001
893532 AE 1

Transco Energy Company                     $125,000,000              $ 98,165,000
9 7/8% Notes
Due 6/15/2020
893532 AC 5

Northwest Pipeline Corporation             $100,000,000              $ 66,000,000
10.65% Debentures
Due 11/15/2018
667748 AD 9

Northwest Pipeline Corporation             $150,000,000              $116,933,000
9% Debentures
Due 8/1/2022
667748 AE 7

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE WILLIAMS COMPANIES, INC.

Date: November 13, 1997                      By: /s/ WILLIAM G. VON GLAHN
                                                -----------------------------
                                             Name: William G. von Glahn
                                             Title: Senior Vice President and
                                                    General Council